Exhibit 10.2

SECURITIES EXCHANGE AGREEMENT

This SECURITIES EXCHANGE AGREEMENT (this “Agreement”) is made effective as of January 10, 2025, by and between Greenwave Technologies, Inc. (the “Issuer”) and the holder identified on the signature pages hereto (the “Holder”), in its capacity as the holder of the Prior Warrants (as defined below).

RECITALS

WHEREAS, the Holder is the record and beneficial owner of warrants, issued on June 12, 2024 (the “Prior Warrants”), to purchase shares of the Issuer’s common stock, par value $0.001 per share (the “Common Stock”) at an exercise price of $2.91 per share; and

WHEREAS, the Issuer and the Holder have agreed to enter into this Agreement pursuant to which the Prior Warrants and all rights and obligations of the Holder thereunder, subject to the terms of this Agreement, are exchanged for the number of shares of Common Stock equivalent to 96% of the shares of Common Stock issuable upon exercise of the Prior Warrants (the “Shares”), as indicated on the signature pages hereto;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

AGREEMENT

ARTICLE I. EXCHANGE

1.01 The Exchange. At the Closing (as defined below), the Issuer and the Holder shall, pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”) (assuming the accuracy of the representations and warranties of the Issuer and the Holder set forth in this Agreement), exchange the Prior Warrants for the Shares (the “Exchange”), as described herein.

(a) Closing. The Exchange shall occur remotely via exchange of signatures on January 14, 2025 (the “Closing”).

(b) Consideration. At the Closing, the Shares shall be issued to the Holder in exchange for the Prior Warrants without the payment of any other consideration by the Holder that would not be consistent with the application of Section 3(a)(9) of the Securities Act to the issuance of the Shares. The Holder hereby agrees that, upon and subject to the Closing, all of the Issuer’s obligations under the terms and conditions of the Prior Warrants shall be automatically terminated and cancelled in full without any further action required, and that this Section 1(b) shall constitute an instrument of termination and cancellation of the Prior Warrants.

(c) Delivery. In the Exchange, the Issuer shall, at the Closing, deliver the Shares to the Holder, at the Holder’s election, in certificated or book entry form. The Holder shall dispose of or cause to be delivered to the Issuer (or its designee), within five (5) trading days after the Closing, the Prior Warrants. For the avoidance of doubt, as of the Closing all of the Holder’s rights under the terms and conditions of the Prior Warrants shall be extinguished.

(d) Tacking. The holding period of the Shares for purposes of Rule 144 and Section 4(a)(1) of the Securities Act tacks on to the holding period of the Prior Warrants, and the Issuer agrees not to take a position contrary to such position.

1.02 Other Documents and Opinions. The Issuer and the Holder shall execute and/or deliver such other documents and agreements as are reasonably necessary to effectuate the Exchange pursuant to the terms of this Agreement. Within one (1) trading day of the Holder has providing such customary certificates and information as reasonably requested by Issuer’s counsel, the Issuer shall cause its counsel to issue a legal opinion to the Issuer’s transfer agent pursuant to Rule 144 under the Securities Act of 1933, as amended, to effect the issuance of the Shares without any restrictive legend on such Shares; provided, however, that if any Shares are not resold by the Holder prior to March 31, 2025, the Holder shall return such Shares to the Issuer’s transfer agent to have a restrictive legend added, unless and until the Issuer’s counsel issues a further legal opinion for the resale of Shares beyond March 31, 2025.

ARTICLE II. REPRESENTATIONS AND WARRANTIES OF THE ISSUER

The Issuer represents and warrants to Holder as of the date hereof as follows:

2.01 Organization, Good Standing and Power. The Issuer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted.

2.02 Authorization; Enforcement. The Issuer has the requisite corporate power and authority to enter into and perform this Agreement and to issue the Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Issuer and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of the Issuer, and no further consent or authorization of the Issuer or its board of directors or stockholders is required. When executed and delivered by the Issuer, this Agreement shall constitute a valid and binding obligation of the Issuer, enforceable against each the Issuer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

2.03 Issuance of the Shares. When the Shares are issued in accordance with the terms of this Agreement, the Shares shall be validly issued and outstanding, fully-paid, non-assessable and free and clear of all liens (other than restrictions on transferability of securities imposed by applicable securities law), of any pre-emptive rights and of rights of refusal of any kind.

2.04 No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any liens, claims, security interests, other encumbrances or defects upon any of the properties or assets of the Company in connection with, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which such Company is a party or by which any property or asset of the Company is bound or affected; or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except, in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a material adverse effect upon the business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company, taken as a whole, or in its ability to perform its obligations under this Agreement.

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE HOLDER

The Holder represents and warrants to the Issuer as of the date hereof as follows:

3.01 Organization and Standing of the Holder. To the extent applicable, the Holder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

3.02 Authorization and Power. The Holder has the requisite power and authority to enter into and perform this Agreement. The execution, delivery and performance of this Agreement by the Holder, to the extent applicable, and the consummation by the Holder of the transactions contemplated hereby, have been duly authorized by all necessary corporate action, if applicable, and no further consent or authorization of Holder or its board of directors or stockholders, if applicable to the Holder, is required. When executed and delivered by the Holder, this Agreement shall constitute the valid and binding obligations of the Holder enforceable against the Holder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

3.03 Certain Securities. The Holder does not hold, directly, indirectly or otherwise, (a) any warrants to purchase stock or any other convertible securities or (b) any securities that have purchase price or exercise price reset features (including any applicable reset based on the trading prices of our Common Stock or upon a specified or contingent event in the future), other than the warrants to purchase shares of Common Stock issued on each of March 18, 2024 (the “March Warrants”), April 22, 2024 (the “April Warrants”), and May 16, 2024 (the “May Warrants”), as applicable to the Holder. The Holder is not a party to any arrangement, formal or informal, or any agreement with the Company through which the Holder may or are entitled to receive any securities at a future determined price. For the avoidance of doubt, following the entrance of this Agreement, the Holder no longer will have the Prior Warrants and the only warrants to purchase stock of the Company that the Holder will have are, as applicable, the March Warrants, the April Warrants and the May Warrants indicated on the signature pages hereto.

3.04 Beneficial Ownership Limitation; Abeyance Shares. The “Beneficial Ownership Limitation” shall be either 9.99% or 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Shares and as indicated on the signature pages hereto. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 3.04, provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of the Shares and the provisions of this Section 3.04 shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. To the extent that the issuance of the Shares upon the Exchange would result in the Holder exceeding the Beneficial Ownership Limitation as indicated on the signature pages hereto, such number of Shares exceeding the Beneficial Ownership Limitation shall be held in abeyance for the benefit of the Holder until such time such issuance would not result in the Holder exceeding the Beneficial Ownership Limitation.

3.05 Ownership of Prior Warrants. The Holder is the legal and beneficial owner of the Prior Warrants. The Holder paid for the Prior Warrants and has continuously held the Prior Warrants since their issuance and/or purchase. The Holder, individually or through an affiliate, owns the Prior Warrants outright and free and clear of all liens (other than restrictions on transferability of securities imposed by applicable securities law).

3.06 Reliance on Exemptions. The Holder understands that the Exchange is being made in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Issuer is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to complete the Exchange and to acquire the Shares.

3.07 Tax Consequences. The Holder acknowledges that the Issuer has made no representation regarding the potential or actual tax consequences for the Holder which will result from entering into the Agreement and from consummation of the Exchange. The Holder acknowledges that it bears complete responsibility for obtaining adequate tax advice regarding the Agreement and the Exchange.

3.08 No Registration, Review or Approval. The Holder acknowledges, understands and agrees that the Prior Warrants are being exchanged for Shares hereunder pursuant to an exchange offer exemption under Section 3(a)(9) of the Securities Act.

ARTICLE IV. MISCELLANEOUS

4.01 Disclosure of Transactions. The Company shall, on or before 9:30 a.m. New York time, on January 13, 2025, furnish or file a Current Report on Form 8-K or a press release describing all the material terms of the Agreement and any other material, non-public information that has been provided to the Holder or any of its affiliates (the “Announcement”). From and after the Announcement, the Company shall have disclosed all material, non-public information (if any) provided to the Holder by the Company or any of its officers, directors, employees or agents in connection with the Agreement, or otherwise if applicable. In addition, effective upon the Announcement the Company acknowledges and agrees that any and all confidentiality or similar obligations with respect to the Agreement, or otherwise if applicable, whether written or oral, between itself or any of its officers, directors, affiliates, employees or agents, on the one hand, and any of Holder or any of its affiliates, on the other hand, shall terminate.

4.02 Amendment. No provision of this Agreement may be waived or amended except in a written instrument signed by the Issuer and the Holder.

4.03 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur or (c) upon delivery by e-mail (if delivered on a business day during normal business hours where such notice is to be received) upon recipient’s actual receipt and acknowledgement of such e-mail. The addresses for such communications shall be as indicated on the signature pages hereto.

Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

4.04 Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

4.05 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

4.06 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles that would result in the application of the substantive law of another jurisdiction.

4.07 Independent Nature of Holder’s Obligations and Rights. The obligations of the Holder under this Agreement are several and not joint with the obligations of any Other investor of securities of the Company (each, an “Other Investor”), and the Holder shall not be responsible in any way for the performance of the obligations of any Other Investor under any other agreement by and between the Company and any Other Investor (each, an “Other Agreement”). Nothing contained herein or in any Other Agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and Other Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and Other Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Agreement and the Company acknowledges that, to the best of its knowledge, the Holder and the Other Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Agreement. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.

4.08 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Signature pages to this Agreement may be delivered by facsimile or other means of electronic transmission.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Exchange Agreement to be duly executed by their respective authorized officers as of the date first above written.

ISSUER:

GREENWAVE TECHNOLOGY SOLUTIONS, INC.

By:
Name:	Danny Meeks
Title:	Chief Executive Officer

Address for Notice:

Greenwave Technology Solutions, Inc.

4016 Raintree Road, Suite 300

Chesapeake, VA 23321

Attn: Danny Meeks, Chief Executive Officer

[Holder Signature Page Follows]

Accepted and Agreed to:

Name of Holder: ________________________________________________________

Signature of Authorized Signatory of Holder: _________________________________

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Email Address of Authorized Signatory: ___________________________________________

Address for Notice to Holder:

EIN Number: __________________

Number of June Warrants: __________________

Number of Shares to be Issued: _________________1

Beneficial Ownership Blocker: ☐ 4.99% or ☐ 9.99%

Number of Shares to be held in Abeyance: _________________

[Holder signature page to GWAV Exchange Agreement]

1NTD: to be calculated as 96% multiplied by the number of June Warrants being exchanged.